LEGG MASON FINANCIAL SERVICES FUND

               Supplement to Primary Class and Class A Prospectus
                 of Legg Mason Equity Funds Dated August 1, 2003


Effective August 1, 2004, Class A Shares of the Legg Mason Financial Services Fund will be renamed Financial Intermediary Class Shares ("FI Shares"), the front-end sales charge (load) will be eliminated, and certain eligibility requirements will be imposed upon purchase. After that date, FI Shares will be offered for sale only to institutional investors who have at least $50 million in investable assets and who invest at least $1 million in the fund and, as described below, to those who held Class A Shares as of August 1.

Shareholders owning Class A Shares as of August 1 will be able to continue purchasing FI Shares of the fund without meeting the new eligibility requirements provided they have held FI Shares without interruption since August 1, 2004. These former Class A Shareholders may exchange their FI Shares of the fund for FI Shares of another Legg Mason fund only if they meet the eligibility requirements for purchasing FI shares of those other funds and the value of the exchanged shares is at least $1,000,000.


This supplement should be retained with your prospectus for future reference.


                     This supplement is dated June 30, 2004